                                                                    EXHIBIT 99.3

                        TECHNOLOGY ASSIGNMENT AGREEMENT

          This TECHNOLOGY ASSIGNMENT AGREEMENT ("Agreement") is made and entered into as of January 20, 2000 (the "Effective Date"), by and among COLTHURST LIMITED, a corporation duly organized and existing under the laws of Belize with a principal place of business at Baybush, Straffan, County Kildare, Ireland (hereinafter "Colthurst"), PATRICK T. PRENDERGAST, of Baybush, Straffan, County Kildare, Ireland (hereinafter "Prendergast"), and HOLLIS-EDEN PHARMACEUTICALS, INC., a Delaware corporation having a place of business at 9333 Genessee Avenue, Suite 200, San Diego, California 92121 (hereinafter "Hollis-Eden").

                                    RECITALS

     WHEREAS, Colthurst and/or Prendergast own all right, title, and interest in the patents and applications listed in Attachment A hereto and certain related know-how and intellectual property (except any such interest as Hollis-Eden may have thereto);

     WHEREAS, Colthurst, Prendergast and Hollis-Eden are parties to that certain Settlement and Mutual Release Agreement entered into concurrently herewith (the "Settlement Agreement") that terminates that certain License Agreement executed on August 25, 1994 by the Parties (the "Colthurst License Agreement");

     WHEREAS, as provided in the terms of the Settlement Agreement, Colthurst and Prendergast shall assign and alienate all of their right, title, and interest in and to the Patents and Applications and the Technology (as defined below), and Hollis-Eden shall acquire the entire ownership rights to the Patents and Applications and Technology, pursuant to the terms of this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained herein, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     As used in the Agreement, the following capitalized terms shall have the following meaning:

     "Patents and Applications" means: (a) all patents and patent applications identified in Attachment A; (b) all patents throughout the world that have issued or may issue from the patents and applications identified in Attachment A and including any continuation, continuation-in-part or divisional application of any of them, and any reissue, reexamination, extension or substitution of any of the foregoing patents, as well as renewals, reexaminations, reissues or extensions of said patents, and all rights under the International Convention for the Protection of Industrial Property, and (c) the Related Patents and Applications.

     "Related Patents and Applications" means: (a) all patents and patent applications, wherever filed in the world, that claim any aspect of the Technology, whether filed before or after the Effective Date; (b) all continuation applications, continuation-in-part applications, and divisional applications of any of the foregoing; (c) any reissue, reexamination, extension or substitution of any of such patents, as well as renewals, reexaminations, reissues or extensions of the patents, and all rights under the International Convention for the Protection of Industrial Property.

     "Know-How" means any and all inventions, discoveries, information, trade secrets, know-how procedures, expertise, data, results, or other technical or scientific information which is not in the public domain, and which is not disclosed in a patent.

     "Technology" means any and all Know-How that relates in any way to (a) that certain compound the Parties refer to as HE2000 and/or compounds related to HE2000, or any of the DHEA analogs, derivatives or metabolites thereof, including without limitation methods for making or using such compounds or (b) the subject matter disclosed in the Patents and Applications.

                                   ARTICLE II

                            ASSIGNMENT AND TRANSFER

  2.1 In consideration of entering into the Settlement Agreement and of Hollis-Eden's obligations under that certain Common Stock and Warrant Agreement, the form of which is attached hereto as Attachment B (the "Common Stock and Warrant Agreement"), by and between Hollis-Eden and Prendergast of even date herewith, Colthurst and Prendergast, both individually and together, hereby irrevocably, perpetually and forever assign and agree to assign, sell, transfer, deliver and convey to Hollis-Eden all of their right, title and interest in and to the Patents and Applications and the Technology, as of the Effective Date, together with all powers and privileges appertaining thereto, and Hollis-Eden hereby accepts such assignment. Accordingly, Colthurst and Prendergast relinquish all rights and disclaim all interests in the Patents and Applications and the Technology.

  2.2 Hollis-Eden shall have the sole and exclusive right, but not the duty, to take all measures consistent with or permitted by ownership of the Patents and Applications and the Technology, including but not limited to patent prosecution and enforcement, in all countries and jurisdictions in the world.

  2.3     Hollis-Eden shall have the sole and exclusive right, but not the duty:

          (a) to prosecute (including through reissue, reexamination, opposition or appeal) the patent applications within Patents and Applications, and claiming inventions in the Technology, including continuations, continuations-in-part and divisionals thereof, as well as to prosecute any reissue patent applications and any re-examination patent applications as a part of any reissue or re-examination proceeding;

          (b) to enter any claim of any patent or application into interference and to prosecute interference;

          (c) to procure any patent resulting from the prosecution set forth in
Section 2.3(a) and 2.3(b); and

          (d) to maintain all issued patents worldwide. Notwithstanding the foregoing, Hollis-Eden shall not have the duty or obligation to prosecute, issue or maintain any patent or application.

  2.4 Hollis-Eden shall have the sole and exclusive right, but not the duty, to grant licenses under the Patents and Applications and to collect royalty and/or other payments therefor.

  2.5 Hollis-Eden shall have the sole and exclusive right, but not the duty, to sue on the patents in the Patents and Applications, and to collect all damages and profits for any past, present and/or future infringements thereof.

  2.6 Hollis-Eden shall have the sole and exclusive right, but not the duty, to bring and maintain any action necessary to defend its rights to the Patents and Applications, and/or the Technology, including but not limited to actions in copyright and trade secret.

  2.7 Any such licenses or suits of Sections 2.4, 2.5, and/or 2.6, respectively, shall be undertaken at Hollis-Eden's sole discretion and for its sole benefit.

  2.8 Colthurst and Prendergast shall execute and deliver to Hollis-Eden and/or its representatives (at Hollis-Eden's request and expense) all documents and instruments, to be prepared by Hollis-Eden, as are reasonably necessary for Hollis-Eden to perfect and/or record any of the rights that are granted to it under this Agreement. Such documents shall include appropriate patent assignment documents, which Colthurst and Prendergast shall execute within fourteen (14) days after the execution of this Agreement. Such acts of perfecting and recording shall be at Hollis-Eden's expense.

  2.9 Colthurst and Prendergast shall deliver or cause to be delivered to Hollis-Eden and/or its representatives within twenty-one (21) days after execution of this Agreement any and all tangible manifestations of the Patents and Applications and/or the Technology in Colthurst's and/or Prendergast's possession or control; including without limitation all patent prosecution files and all documents containing, comprising, or evidencing the Technology; provided, however, that copies of such documents may be retained for their records. The foregoing requirement notwithstanding, Colthurst and Prendergast shall not be required to deliver to Hollis-Eden any documents that are subject to the attorney-client privilege or work product doctrine; provided, that a complete privilege log ("Privilege Log") is provided to Hollis-Eden for each document being withheld. The Privilege Log must set forth as to each document being withheld, its date, its identity, (e.g. letter, research memorandum, etc.) its author, the identity of the recipient(s) of the original and any copies, and the basis upon which the document is being withheld (attorney-client privilege or attorney work product). Hollis-Eden shall have ten (10) business days to dispute the assertion of any privilege, as it pertains to the disclosures and delivery required by this paragraph.

  2.10 Colthurst and Prendergast agree that, upon execution of this Agreement, it will instruct its legal representatives and all other relevant third parties to provide to Hollis-Eden and/or its representatives, within twenty-one (21) days after the execution of this Agreement, all notes, records, files, prototypes, and other tangible items of any sort in their possession or control pertaining to the Patents and Applications and/or the Technology; provided, however, that copies of such documents may be retained for their records. The foregoing requirement notwithstanding, Colthurst and Prendergast shall not be required to deliver to Hollis-Eden any documents that are subject to the attorney-client privilege or work product doctrine; provided, that Privilege Log is provided to Hollis-Eden for each document being withheld. Hollis-Eden shall have ten (10) business days to dispute the assertion of any privilege, as it pertains to the disclosures and delivery required by this paragraph.

  2.11 Colthurst and Prendergast agree, if so requested by Hollis-Eden and at Hollis-Eden's expense, to provide all reasonable technical assistance in prosecution of any patent application in the Patents and Applications and/or the Technology, related to and/or arising from the Agreement until all prosecution of patent applications in the Patents and Applications and/or the Technology in all patent offices worldwide is completed.

                                  ARTICLE III

                                 CONSIDERATION

  3.1 Upon receipt by Hollis-Eden of the documents required to be delivered pursuant to Sections 2.9 and 2.10 and the second sentence of Section 2.8, Hollis-Eden shall issue to Colthurst (i) 132,000 shares of Hollis-Eden Common Stock, out of the total of 660,000 shares of Hollis-Eden Common Stock to be issued over time (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like), and (ii) warrants to purchase an aggregate of 400,000 shares of Hollis-Eden Common Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like), at an exercise price of $25.00 per share, pursuant to the vesting schedules and other terms, provisions and conditions of the Common Stock and Warrant Agreement.

                                   ARTICLE IV

                             NO FURTHER DEVELOPMENT

  4.1 Neither Colthurst nor Prendergast, nor any of their affiliates, agents, representatives or employees, shall conduct any further research, development or commercialization activities of any kind relating in any way to the Technology in any country or jurisdiction in the world.

  4.2 Colthurst and Prendergast hereby agree that all Know-How transferred from Colthurst and Prendergast to Hollis-Eden pursuant to this Agreement, the Patents and Applications and their content, and all information relating to the Technology, are the confidential information of Hollis-Eden ("Confidential Information of Hollis-Eden"). It is agreed and understood that Confidential Information of Hollis-Eden shall not include any information which Colthurst and Prendergast can prove by competent evidence is now or hereafter becomes (through no act or failure to act on the part of Colthurst, Prendergast or any of their affiliates, agents, representatives or employees) publicly known or available.

  4.3 Colthurst and Prendergast covenant and agree that they and their affiliates, representatives, agents and employees will not publish or disclose any Confidential Information of Hollis-Eden unless Hollis-Eden has given Colthurst or Prendergast the prior written permission to do so, which permission may be withheld at Hollis-Eden's sole discretion.

  4.4 Colthurst and Prendergast shall remove from their website and all other publicly available sources within the control of Colthurst or Prendergast all Confidential Information of Hollis-Eden, including without limitation all clinical data and discussions, or information relating to the Technology.

                                   ARTICLE V

                WARRANTIES, REPRESENTATIONS AND ACKNOWLEDGEMENTS

  5.1 Each of Colthurst and Prendergast, severally and not jointly, represents, covenants, and warrants to Hollis-Eden, its successors, legal representatives and assigns that as of the Effective Date hereof:

          5.1.1 it or he has full legal right, power and authority to enter into and perform this Agreement;

          5.1.2 they together or individually are the sole and lawful owner or owners of the entire right, title, and interest in and to the Patents and Applications and the Technology (except any such interest as Hollis-Eden may have thereto);

          5.1.3 there are no outstanding liens, licenses and/or encumbrances burdening the Patents and Applications and the Technology or any part thereof (except for the license to Hollis-Eden under the Colthurst License Agreement);

          5.1.4 all Patents and Applications, excluding those patents and applications that have not yet been filed, are active and in force in the U.S. or other territories to which they apply;

          5.1.5 except as set forth on Exhibit C of that certain Sponsored Research and License Agreement, dated as of the date hereof, among Edenland, Inc. and the parties hereto, neither Colthurst nor Prendergast (nor any of their affiliates) possesses any Know-How or has filed any patents or patent applications relating to a compound or composition that elicits the same or similar biological activity as the Technology;

          5.1.6 it or he has not granted, expressly or otherwise, an assignment or any license or other right, exclusive or otherwise, to or under the Patents and Applications and/or the Technology, which rights remain in force;

          5.1.7 it or he has received no notice of any pending or threatened claims of infringement or misappropriation with respect to the Patents and Applications, and knows of no reason that it would receive such notice;

          5.1.8 it or he has not executed and will not execute any agreements inconsistent with this Agreement or to the detriment of the Patents and Applications assigned hereby; and

          5.1.9 it or he shall sign all papers and documents, take all lawful oaths, and do all acts necessary or required to be done for the procurement, maintenance, enforcement and defense of the Patents and Applications throughout the world at the cost and expense of Hollis-Eden, its successors, legal representatives and assigns.

  5.2 Hollis-Eden represents and warrants to Colthurst and Prendergast that as of the Effective Date hereof it has full legal right, power and authority to enter into and perform this Agreement.

  5.3 Colthurst and Prendergast each agrees that if Colthurst or Prendergast is unable for any reason, after reasonable effort, to secure any of relevant signatures on any document needed in connection with the actions specified herein relating to the Patents and Applications and the Technology, Colthurst and Prendergast hereby irrevocably designates and appoints Hollis-Eden and its duly authorized officers and agents as its agent and attorney in fact, which appointment is coupled with an interest, to act for and in its behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of this Agreement with the same legal force and effect as if executed by Colthurst or Prendergast.

                                   ARTICLE VI

                         INDEMNIFICATION AND LIABILITY

  6.1 Colthurst and Prendergast, severally and not jointly, hereby agree to save, defend and hold Hollis-Eden and its directors, employees and agents harmless from and against any and all damages, expenses, losses, suits, claims, actions, demands, and/or liabilities, including reasonable legal expenses and attorneys' fees, resulting from any breach of the representations, warranties or covenants of Article V.

  6.2 To the extent Hollis-Eden may maintain product liability insurance, Hollis-Eden agrees to make Colthurst and Prendergast a named insured under such insurance.

                                  ARTICLE VII

                                 MISCELLANEOUS

  7.1 Notices. Notices, approvals, and consents required or permitted under this Agreement shall be in writing and shall be sent by hand or by certified mail, postage prepaid, to such addresses as the parties may hereafter specify; or by facsimile with electronic confirmation of receipt.

  7.2 No Waiver. No waiver of any right under this Agreement shall be deemed effective unless contained in a writing signed by the party charged with such waiver. Failure by either party to exercise any of its rights hereunder shall not constitute or be deemed a waiver or forfeiture of such rights.

  7.3 Entire Agreement. This Agreement, including Attachments A and B hereto, sets forth the entire understanding of the parties with respect to the subject matter herein and supersedes all prior agreements, whether oral or written, between them. This Agreement may not be modified after its execution except by a writing signed by authorized representatives of the parties hereto.

  7.4 Draftsmanship. This Agreement and the wording contained herein have been arrived at by mutual negotiations of the parties, and no provision hereof shall be interpreted or construed against one party in favor of another party merely by reason of draftsmanship.

  7.5 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, executors, administrators, successors and assigns.

  7.6 Severability. If any provision of this Agreement is or becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to applicable laws so as to be valid and enforceable, or, if it cannot be so amended without materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

  7.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to its conflicts of law provisions, as though it were written, executed and fully performed within the State of California.

  7.8     Dispute Resolution.    In the event of any dispute arising under this
Agreement, the parties shall refer such dispute to the Chief Executive Officer of Hollis-Eden and Prendergast for attempted resolution by good faith negotiations within thirty (30) days after such referral is made. In the event such officers are unable to resolve such dispute within such thirty (30) day period, the parties may invoke the provisions of Sections 7.9 and 7.10 below.

  7.9 Remedies of the Company. Colthurst and Prendergast acknowledge that irreparable damage would result to Hollis-Eden if they breach any provision of this Agreement, and the Company would not have an adequate remedy at law for such a breach or threatened breach. In the event of such a breach or threatened breach, Colthurst and Prendergast agree that Hollis-Eden may, notwithstanding anything to the contrary herein contained, and in addition to the other remedies which may be available to it, seek to enjoin them, together with all those persons associated with them, from the breach or threatened breach of such covenants, in a court of competent jurisdiction. Colthurst, Prendergast and Hollis-Eden agree to the jurisdiction and venue in the federal and state courts located in San Diego, California.

  7.10 Arbitration. To ensure rapid and economical resolution of any disputes which may arise under this Agreement, the parties agree that any and all disputes or controversies of any nature whatsoever, arising from or regarding the interpretation, performance, enforcement or breach of this Agreement shall be resolved by confidential, final and binding arbitration (rather than trial by jury or court or resolution in some other forum) to the fullest extent permitted by law. Any arbitration proceeding pursuant to this Agreement shall be conducted by the American Arbitration Association ("AAA") in San Diego, under the then existing AAA commercial arbitration rules. If for any reason all or part of this arbitration provision is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not effect any other portion of this arbitration provision or any other jurisdiction, but this provision will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable part or parts of this provision had never been contained herein, consistent with the general intent of the Parties insofar as possible.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their respective authorized representatives as of the date first set forth above.


PATRICK T. PRENDERGAST,             HOLLIS-EDEN PHARMACEUTICALS, INC.
an individual

/s/ Patrick T. Prendergast          By:  /s/ Richard B. Hollis
-----------------------------       -------------------------------------
Patrick T. Prendergast              Richard B. Hollis


COLTHURST LIMITED


By: /s/ Patrick T. Prendergast
------------------------------
Patrick T. Prendergast

                                  Attachment A

------------------------------------------------------------------------------------------------------------
Docket           Filing        Serial #        Patent        Issue      Expiration        Annuity
Number           Date       (Publication #)    Number        Date         Date              Due
------------------------------------------------------------------------------------------------------------
         bromoepiandrosterone and analogs for retrovirus infections
------------------------------------------------------------------------------------------------------------
150IE           4/16/87        997/87          abn*
------------------------------------------------------------------------------------------------------------
* pnd = pending, abn = abandoned

         bromoepiandrosterone and analogs for retrovirus infections
------------------------------------------------------------------------------------------------------------
150.1IE         8/27/87        2289/87         abn
150.1US         8/27/87        07/090637       abn
------------------------------------------------------------------------------------------------------------


         bromoepiandrosterone and analogs for retrovirus infections
------------------------------------------------------------------------------------------------------------
150.2AT         4/15/88        88984           401470        2/15/96
150.2AU         4/15/88        14678/88        608824        9/02/91
150.2BE         4/15/88        8800428         1004315       4/15/88
150.2CA         4/15/88        564245          1325594       12/28/93
150.2CH         4/15/88        1393/88         675358-9
150.2DE         4/15/88        P3812595.1      3812595       7/3/97
150.2DK         4/15/88        882081          pnd
150.2FI         4/15/88        881773          abn
150.2FR         4/15/88        8805043         2615394       9/23/94
150.2GB         4/14/88        888864          2204237       2/6/91       abn
150.2GR         4/15/88        881002248       1002248       6/22/96
150.2IL         4/15/88        86089           86089         2/16/93
150.2IT         4/15/88        47858A/88       1227073
150.2JP         4/15/88        93293/88        2577771       11/7/96
150.2KR         4/15/88        4283/88         112076        1/3/97
150.2LU         4/15/88        87202           87202         abn
150.2NL         4/15/88        8800926         pnd
150.2NZ         4/15/88        224272          224272
150.2NZ.D       12/3/90        236303          236303
150.2OA                                        08729         abn
150.2PH         4/14/88        36798           25907         12/19/91
150.2PT         4/15/88        87259           87259         abn
150.2SE         4/15/88        8801406-3       0503482       6/24/96
150.2US         4/15/88        07/182480       4956355       9/11/90      9/11/07
150.2ZA         4/15/88        882667          88/2667       12/28/88
-----------------------------------------------------------------------------------------------------------


         17-ketosteroids to treat malaria & trypanosomes
-----------------------------------------------------------------------------------------------------------
157P            11/24/98       60/109923       abn
157.1           11/24/99       09/449004       pnd
157.1F          11/24/99       US99/28079      pnd
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Docket           Filing        Serial #        Patent        Issue      Expiration        Annuity
Number           Date       (Publication #)    Number        Date         Date              Due
------------------------------------------------------------------------------------------------------------

         17-ketosteroids to treat Togaviruses (HCV, BVDV)
------------------------------------------------------------------------------------------------------------
158P             11/24/98     60/109924        abn
158.1            11/24/99     09/449184        pnd
158.1F           11/24/99     US99/28082       pnd
------------------------------------------------------------------------------------------------------------


         17-ketosteroids to treat toxoplasma & cryptosporidia
------------------------------------------------------------------------------------------------------------
159P             11/27/98     60/110127        abn
159.1            11/24/99     09/449042        pnd
159.1F           11/24/99     US99/28080       pnd
------------------------------------------------------------------------------------------------------------


         therapeutic complexes
------------------------------------------------------------------------------------------------------------
160IE            6/8/93       93930590         95930590
------------------------------------------------------------------------------------------------------------


         liposomes containing hydroxyl-substituted aliphatic carbocyclic compounds
------------------------------------------------------------------------------------------------------------
161IE            10/27/93     93930811         95930811
------------------------------------------------------------------------------------------------------------



         colloidal suspension formulation method for therapeutic use
------------------------------------------------------------------------------------------------------------
162IE             5/25/95     95950377         pnd
------------------------------------------------------------------------------------------------------------


         EBV treatment methods
------------------------------------------------------------------------------------------------------------
165P             file January 2000



         steroid therapeutic agents
------------------------------------------------------------------------------------------------------------
202P             3/11/99      60/124087        pnd
202.1P           3/23/99      60/126056        pnd
------------------------------------------------------------------------------------------------------------